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                                                                       [GRAPHIC]

Prospectus

August 1, 2000
(as revised September 12, 2000)

Excelsior Funds, Inc.



Value and Restructuring Fund



Investment Adviser
United States Trust Company of New York
U.S. Trust Company

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO OF EXCELSIOR FUNDS]
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Table of Contents

Excelsior Funds, Inc. is a mutual fund family that offers shares in separate investment portfolios which have individual investment goals, strategies and risks. This prospectus gives you important information about the Value and Re-structuring Fund (the Fund) that you should know before investing. The Value and Restructuring Fund offers one class of shares, called Shares. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can eas-ily review this important information. On the next page, there is some general information you should know about risk and returns of the Fund. For more de-tailed information about the Fund, please see:

                                                                            Page
Value And Restructuring Fund.........................................          5
More Information About Risk..........................................          8
More Information About Fund Investments..............................          9
Investment Adviser...................................................         10
Portfolio Manager....................................................         11
Purchasing, Selling And Exchanging Fund Shares.......................         11
Dividends And Distributions..........................................         16
Taxes................................................................         17
Financial Highlights.................................................         19
How to Obtain More Information About Excelsior Funds................. Back Cover

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Introduction -- Risk/Return

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal, strategies and risks for reaching that goal. The investment manager invests Fund assets in a way that he believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment man-ager's judgments about the markets, the economy, or companies may not antici-pate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your invest-ment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insur-ance Corporation (FDIC) or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price move-ments, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The ef-fect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
The Adviser manages each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental invest-ment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual compa-nies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

  Value:
  This long-term strategy consists of searching for, identifying and ob-taining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly en-gaged in assessing, comparing

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  and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

  Growth:
  This long-term strategy consists of buying and holding equity securities of companies which it believes to be of high quality and high growth poten-tial. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of prod-ucts or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these com-panies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with great-er-than-average capital appreciation over the long-term.

  Themes:
  To complete the Adviser's investment philosophy in managing the Fund, the investment strategies discussed above are applied in concert with long-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from eco-nomic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these long-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

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                   Value and Restructuring Fund
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 FUND SUMMARY

 Investment Goal Long-term capital
 appreciation

 Investment Focus Common stocks of U.S.
 companies

 Share Price Volatility High

 Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share price are expected to benefit from the value created through restructuring or industry consolidation

 Investor Profile Investors seeking long-term capital appreciation, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by in-vesting in companies which will benefit from their restructuring or redeploy-ment of assets and operations in order to become more competitive or profit-able.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where re-structuring activities, such as consolidations, outsourcing, spin-offs or reor-ganizations, will offer significant value to the issuer and increase its in-vestment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk

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that stock prices will fall over short or extended periods of time. Historical-
ly, the equity markets have moved in cycles, and the value of the Fund's secu-rities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an ex-change.

The Fund also may be subject to risks particular to its investments in foreign and medium capitalization companies. These risks are discussed in greater de-tail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

Performance Information
The bar chart and the performance table below illustrate the risks and volatil-ity of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

    Best         Worst
  Quarter       Quarter
   28.03%       (20.46)%
 (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2000 was (0.65)%.

This table compares the Fund's average annual total returns for the periods ended December 31, 1999 to those of the Russell 1000 Value Index.

                                          5     Since
                              1 Year  Years Inception
-----------------------------------------------------
Value and Restructuring Fund  41.97% 29.42%  26.61%*
Russell 1000 Value Index       7.34% 23.07%  18.44%*

* Since December 31, 1992

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What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment ad-viser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                 0.60%
Other Expenses
 Administrative Servicing Fee           0.40%
 Other Operating Expenses               0.36%
Total Other Expenses                            0.76%
------------------------------------------------------
Total Annual Fund Operating Expenses            1.36%
 Fee Waivers and Expense Reimbursements       (0.31)%
------------------------------------------------------
 Net Annual Fund Operating Expenses             1.05%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%, for the period commencing on the date of this prospectus and ending March 31, 2001. For more information about these fees, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distri-butions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

     1 Year 3 Years 5 Years 10 Years
------------------------------------
      $107   $334    $579    $1,283

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More Information About Risk

Equity Risk
Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and con-vertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these securities in general are sub-ject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
The smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small manage-ment group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
The medium capitalization companies that the Fund may invest in may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and finan-cial resources, and may depend on a relatively small management group. There-fore, medium capitalization stocks may be more volatile than those of larger companies.

Technology Risk
The Fund may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Fund invests in issuers con-ducting business in the technology market sector, the Fund is subject to legis-lative or regulatory changes, adverse market conditions and/or increased compe-tition affecting the market sector. Competitive pressures may significantly im-pact the financial condition of technology companies. For example, an increas-ing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the suc-cess of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result,

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the Fund's investment in technology companies may subject it to more volatile price movements.

Foreign Security Risks
Investments in securities of foreign companies or governments can be more vola-tile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could af-fect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting stan-dards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typi-cal expenses for custodial arrangements of similar U.S. securities. Some for-eign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-re-covered portion will reduce the income received from the securities comprising the portfolio.

 Currency Risk
 Investments in foreign securities denominated in foreign currencies involve additional risks, including:

 . The Fund may incur substantial costs in connection with conversions between various currencies.

 . Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Addi-tional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During adverse economic, market or other condi-tions, the Fund may take temporary defensive positions such as investing up to 100% of its assets in

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investments that would not ordinarily be consistent with the Fund's objective.
The Fund may not achieve its objective when so invested. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, the Fund cannot guarantee that it will achieve its investment goal.

Investment Adviser
United States Trust Company of New York and U.S. Trust Company (together, U.S. Trust or the Adviser) serve as investment adviser to the Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Cor-poration ("Schwab"). Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal sub-sidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest fi-nancial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets.

U.S. Trust is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment manage-ment, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1999, U.S. Trust had approximately $86 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company has its principal offices at 225 High Ridge Road, Stamford, CT 06905.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

U.S. Trust and its affiliates advise and manage assets for their private cli-ents and funds, some of which have investment objectives

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and policies similar to Excelsior Funds. U.S. Trust and its affiliates will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment manager of an Excelsior Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. supervises the Adviser and es-tablishes policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2000, U.S. Trust received advisory fees, as a percentage of average daily net assets, at the rate of 0.50%. U.S. Trust has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to keep total Fund operating expenses at 1.05% of the Fund's daily net assets for the period August 1, 2000 through March 31, 2001.

Portfolio Manager
David J. Williams has served as the Value and Restructuring Fund's portfolio manager since its inception. Mr. Williams, a Managing Director and Senior Port-folio Manager of the Personal Investment Division of U.S. Trust, has been with U.S. Trust since 1987. Mr. Williams is primarily responsible for the day to day management of the Value and Restructuring Fund's portfolio. Research, analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund.

How to Purchase Fund Shares
You may purchase shares directly by:
 . Mail
 . Telephone
 . Wire, or
 . Automatic Investment Program

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 557-8280), or complete and send in

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the enclosed application to Excelsior Funds, c/o Chase Global Funds Services
Company, P.O. Box 2798, Boston, MA 02208-2798. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the Fund on the check. The Fund cannot accept third-party checks, credit cards, credit card checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

The Chase Manhattan Bank
ABA #021000021
Excelsior Funds, Account Number 9102732915

For Further Credit To:
Excelsior Funds
Wire Control Number
Excelsior Funds Account Registration (including account number)

Investors making initial investments by wire must promptly complete the en-closed application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above in-structions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its proce-dures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your corre-spondence or questions regarding the Fund to your institution.

The Fund's distributor may institute promotional incentive programs for deal-ers, which will be paid for by the distributor out of its own assets and not out of the assets of the Fund. Under any such program, the distributor may pro-vide incentives, in the form of cash or other compensation, including merchan-dise, airline vouchers, trips and vacation packages, to dealers selling shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Busi-ness Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. The Fund may reject any purchase

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request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good or-der. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, the Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at mar-ket price. If market prices are unavailable or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods ap-proved by the Board of Directors. Fixed income investments with remaining matu-rities of 60 days or less generally are valued at their amortized cost which approximates their market value.

The Fund may hold securities that are listed on foreign exchanges. These secu-rities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in the Fund.

Your subsequent investments must be made in amounts of at least $50.

The Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may pur-chase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled in-vestments once per month, on either the first or fifteenth day, or twice per month, on both days.

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How to Sell Your Fund Shares
You may sell shares directly by:
 . Mail
 . Telephone, or
 . Systematic Withdrawal Plan

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 557-8280).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208-2798

Please be sure to indicate the number of shares to be sold, identify your ac-count number and sign the request.

If you own your shares directly and previously indicated on your account appli-cation or arranged in writing to do so, you may sell your shares on any Busi-ness Day by contacting the Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 557-8280). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institu-tion may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund re-ceives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic with-drawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

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Receiving Your Money
Normally, we will send your sale proceeds within five Business Days after we receive your request in good order. Your proceeds can be wired to your bank ac-count (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be re-quired to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
The Fund may suspend your right to sell your shares if the NYSE restricts trad-ing, the SEC declares an emergency or when U.S. Trust and the custodian are closed. More information about this is in our Statement of Additional Informa-tion.

How to Exchange Your Shares
You may exchange your shares on any Business Day for shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Institutional Trust. In order to protect other shareholders, we may limit your exchanges to no more than six per year. We may also reject any exchange request if we determine that such exchange is not in the best interests of the Fund or its shareholders. Shares can be exchanged di-rectly by mail, or by telephone if you previously selected the telephone ex-change option on the account application.

You may also exchange shares through your financial institution. Exchange re-quests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days

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from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instruc-tions, the Fund is not responsible for any losses or costs incurred by follow-ing telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will gen-erally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept pur-chase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for trans-mitting requests and delivering funds on a timely basis.

Shareholder Servicing
The Fund is permitted to pay an administrative servicing fee to certain share-holder organizations for providing services to their customers who hold shares of the Fund. These services may include assisting in the processing of pur-chase, redemption and exchange requests and providing periodic account state-ments. The shareholder servicing fee may be up to 0.40% of the average daily net asset value of Fund shares held by clients of a shareholder organization.

Dividends and Distributions
The Fund distributes dividends from its income quarterly.

The Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust and its af-filiates or correspondent banks will be paid in

16
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      --------------------------------------------------

 ......................................................
cash. Otherwise, dividends and distributions will be paid in the form of addi-tional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribu-tion. Your election will be effective for dividends and distributions paid af-ter the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
The Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from the Fund will generally be tax-able regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary in-come.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your ac-count statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-quali-fied plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of the Fund's distributions, if any, that are attributable to interest on federal se-curities or interest on securities of the particular state or localities within the state.

      --------------------------------------------------

 ......................................................

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonres-ident aliens, foreign trusts or estates, or foreign corporations or partner-ships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situa-tion.

More information about taxes is in the Statement of Additional Information.

      ----------------------------------------------------------

Financial Highlights
The table that follows presents performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects finan-cial information for a single Fund share. The total returns in the table repre-sent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This in-formation has been audited by Ernst & Young LLP, independent auditors. Their report, along with the Fund's financial statements, are incorporated by refer-ence into our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling
(800) 446-1012 (from overseas, call (617) 557-8280).

VALUE AND RESTRUCTURING FUND

                                             Year Ended March 31,
                                   --------------------------------------------
                                        2000     1999     1998     1997    1996
                                   ---------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Period..........................  $   23.88  $ 23.79  $ 15.93  $ 14.03  $10.55
                                   ---------  -------  -------  -------  ------
Income From Investment Operations
 Net Investment Income...........       0.07     0.13     0.10     0.13    0.10
 Net Gains on Securities (both
  realized and unrealized).......      10.03     0.21     8.12     2.36    3.71
                                   ---------  -------  -------  -------  ------
Total From Investment
 Operations......................      10.10     0.34     8.22     2.49    3.81
                                   ---------  -------  -------  -------  ------
Less Distributions
 Dividends From Net Investment
  Income.........................      (0.09)   (0.11)   (0.09)   (0.12)  (0.09)
 Distributions From Net Realized
  Gain on Investments and
  Options........................       0.00    (0.14)   (0.27)   (0.47)  (0.24)
                                   ---------  -------  -------  -------  ------
Total Distributions..............      (0.09)   (0.25)   (0.36)   (0.59)  (0.33)
                                   ---------  -------  -------  -------  ------
Net Asset Value, End of Period...  $   33.89  $ 23.88  $ 23.79  $ 15.93  $14.03
                                   =========  =======  =======  =======  ======
Total Return.....................     42.41%    1.48%   52.10%   18.09%  36.48%
Ratios/Supplemental Data
 Net Assets, End of Period
  (in millions)..................  $1,207.24  $594.62  $388.45  $124.01  $74.05
 Ratio of Net Operating Expenses
  to Average Net Assets..........      0.90%    0.93%    0.89%    0.91%   0.91%
 Ratio of Gross Operating
  Expenses to Average Net
  Assets/1/ .....................      1.03%    1.07%    0.93%    0.95%   0.95%
 Ratio of Net Investment Income
  to Average Net Assets..........      0.25%    0.59%    0.54%    0.90%   0.88%
 Portfolio Turnover Rate.........      20.0%    43.0%    30.0%    62.0%   56.0%

--------
Notes:
1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

Excelsior Funds, Inc.

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about the Fund is available without charge through the follow-ing:

Statement of Additional Information (SAI)
The SAI dated August 1, 2000 includes detailed information about Excelsior Funds, Inc. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Fund's investments. The Annual Report also lists the Fund's holdings and contains information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 557-8280)

By Mail: Excelsior Funds, Inc., 73 Tremont Street, Boston, Massachusetts 02108-3913

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual re-ports, as well as other information about Excelsior Funds, Inc. from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may re-quest documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Wash-ington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. Excelsior Funds, Inc.'s Investment Company Act registration number is 811-4088.